Exhibit 32.2

                      AXA EQUITABLE LIFE INSURANCE COMPANY

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 of AXA Equitable Life Insurance Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stanley B. Tulin, Vice Chairman of the Board and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


        (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Stanley B. Tulin
                                        --------------------
                                        Stanley B. Tulin
                                        Vice Chairman of the Board and
                                        Chief Financial Officer
         Date: November 14, 2005